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                                                                    Exhibit 4.1


NUMBER                                                                  SHARES

                              BAY NETWORKS, INC.

                                 COMMON STOCK


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE
 IN BOSTON, MA OR NEW YORK, NY

                                                              CUSIP 072510 10 0

 THIS CERTIFIES THAT


 IS THE OWNER

 FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                             CERTIFICATE OF STOCK


(herein after called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
  This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware, the Certificate of Incorporation of the Corporation, as amended, and the By laws of the Corporation, as amended.
  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated
                                                            /s/ Paul J. Lewis

                                                            CHAIRMAN



                              BAY NETWORKS, INC.

                                   [Seal]

                                     1986
                                   DELAWARE
   /s/ Ronald Y. Schmidt                             /s/ Andrew K. Ludwick

   EXECUTIVE VICE-PRESIDENT AND                                PRESIDENT AND
            ASSISTANT SECRETARY                      CHIEF EXECUTIVE OFFICER



SEE REVERSE FOR                                     TRANSFER AGENT
CERTIFICATION                         BY              AND REGISTRAR

                                                    AUTHORIZED SIGNATURE
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  THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full accordingly to applicable laws or regulations:

TEN COM -- as tenants in common      UNIF GIFT MIN ACT -- _____ Custodian _____
                                                         (Cust)          (Minor)
TEN ENT -- as tenants by the                      under Uniform Gifts to Minors
           entireties
                                                  Act _________________
JT TEN -- as joint tenants with                          (State)
          right of survivorship
          and not as tenants
          in common

   Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________
|                            |
|____________________________|

______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_____________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED: ___________________________

                (Signature) __________________________________________________
                    NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed: ____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM), PURSUANT TO SEC RULE 17AG16.

  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Bay Networks, Inc., (the "Company") and The First National Bank of Boston (the "Rights Agent") dated as of February 7, 1995, as the same ???? amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER,
WILL BE NULL AND VOID, AND WILL NO LONGER BE TRANSFERABLE.